Exhibit 12.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER UNDER SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Gil Efron, certify that:

1.	I have reviewed this Amendment Number 1 to annual report on Form 20-F of Kitov Pharma Ltd.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 3, 2019

/s/ Gil Efron
Gil Efron
Chief Financial Officer